SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) January 29, 2003

      CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of January 29, 2003, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2003-A).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-101101                95-4596514
  ---------------------------       -----------             ----------------
 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)




            4500 Park Granada
         Calabasas, California                             91302
        ------------------------                         ---------
          (Address of Principal                          (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

Filing of Form T-1.
------------------

On January 29, 2003, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                     Description
      -----------                     -----------

          25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form
                                       T-1 are incorporated by reference to
                                       Exhibit 25.1 of Registration
                                       Statement on Form S-3 of Household
                                       Finance Corporation, filed on March
                                       24, 2000 (File No. 333-33240)).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.



                                                By:   /s/ Celia Coulter
                                                      -------------------
                                                      Celia Coulter
                                                      Vice President


Dated: February 6, 2003



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EXHIBIT INDEX
-------------

Exhibit           Description                                              Page
-------           -----------                                              ----

25                Form T-1 Statement of Eligibility under the                 5
                  Trust Indenture Act of 1939, as amended.
                  (Certain exhibits to Form T-1 are
                  incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                  Household Finance Corporation, filed on
                  March 24, 2000 (File No. 333-33240)).